Secured Party Bill of sale
                             -------------------------

           THE CIT GROUP/COMMERCIAL SERVICES, INC., having an office at 1211 Avenue of the Americas, New York, New York 10036, as a secured party in possession ("Secured Party"), as of this 30th day of June, 2000, hereby sells, transfers and conveys all of the rights, title and interest of Secured Party and of Ann Travis, Inc. ("Debtor") to DONNKENNY APPAREL, INC., having an office at 1411 Broadway, New York, New York 10018 ("Purchaser"), its successors and assigns, in and to certain property (collectively, the "Assets) described on Exhibit A, attached hereto and made a part hereof, for an aggregate purchase price of One Million One Hundred Forty Thousand Dollars ($1,140,000), the receipt and sufficiency of which is hereby acknowledged.

           Secured Party represents and warrants to Purchaser that (a) it holds a perfected first security interest in the Assets, (b) it has taken possession of the Assets, (c) the sale of the Assets is being made in a commercially reasonable manner pursuant to Section 9-504 of the New York Commercial Code,
  (d) the inventory portion of the Assets has a cost value of not less than One Million Dollars ($1,000,000), (e) upon consummation of such sale, the Assets are free and clear of any liens or security interests or adverse claim, (f) upon consummation of such sale, the Purchaser has the sole and exclusive right to possession of the Assets, and (g) upon consummation of such sale, Purchaser will have valid and marketable title to the Assets, but only to the same extent that Debtor had valid and marketable title to the Assets immediately prior to the Second Party's taking possession of the Assets.

           Notwithstanding anything herein or otherwise to the contrary, Secured Party hereby agrees that, in connection with the transactions contemplated hereby, Purchaser is not assuming any liability or obligation of the Debtor.

           Secured Party hereby agrees to indemnify and hold Purchaser harmless from and against any and all claims, actions, causes of action, losses, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) arising out of (a) a breach of any representation or warranty made by Secured Party herein or (b) any claim of any third party (the "Claim") in any way relating to transactions occurring at, prior to or contemplated by the delivery of this Bill of Sale (the "Indemnity"). Purchaser shall promptly notify Secured Party in writing if a third party makes a Claim ("Notice of Claim"); provided that any such failure to so notify the Secured Party shall only relieve the Secured Party of its obligations hereunder to the extent that the Secured Party is materially and adversely prejudiced thereby. In any such event, Purchaser shall promptly deliver to Secured Party all relevant communications and documentation pertaining to such Claim. Upon receipt of a Notice of Claim, Secured Party shall promptly with counsel of its choice defend against the Claim to the extent covered by the Indemnity and identified in the Notice of Claim. If Secured Party shall fail to act promptly as aforesaid and shall further fail to so act promptly after written notice for Purchaser to Secured Party specifying Secured Party's failure to so act ("Default Notice"), Purchaser shall have the right to undertake the defense of such Claim itself, with counsel of its choice and shall be reimbursed by Secured Party for its reasonable attorneys' fees and expenses in connection therewith. Subject to the immediately preceding sentence, Secured Party shall have the exclusive right to defend and/or proceed with and prosecute all proceedings, negotiations, settlements and compromises involving Claims covered in whole or in part by the Indemnity with counsel of its choice, and in the case of settlements and compromises, on terms reasonably acceptable solely to Secured Party provided that to the extent Purchaser's access to possession, use and ability to dispose of the Assets are actually being interfered with Purchaser shall have the right, at the Secured Party's expense, to employ counsel of its own choice and in such event and to such extent, Secured Party's counsel and Purchaser's counsel shall cooperate with respect to the defense of any Claim covered in whole or in part by the Indemnity.

                 Purchaser hereby agrees to reimburse Secured Party for any amounts paid to a third party by the Secured Party on behalf of Debtor prior to the closing of the purchase and sale transaction being effected hereby, provided that (i) such amounts relate directly to the cost of the inventory that is part of the Assets that are being purchased hereby and (ii) Secured Party provides satisfactory documentation to the Purchaser regarding the requirement described in clause (i) hereof.

                 In addition, the Purchaser agrees to post letters of credit in favor of the Secured Party in an aggregate amount equal to $479,911 to serve as back-to-back letters of credit to the letters of credit listed on Exhibit E as to which the Debtor is the account party.

           EXCEPT AS SPECIFICALLY PROVIDED ABOVE, THE SALE, TRANSFER AND CONVEYANCE OF ALL OF THE ASSETS BY SECURED PARTY TO PURCHASER AND PURCHASER'S PURCHASE OF THE ASSETS IS MADE "AS IS" AND "WHERE IS" AND WITHOUT ANY WARRANTIES BY, REPRESENTATIONS BY OR RECOURSE TO SECURED PARTY OF ANY KIND, NATURE OF DESCRIPTION WHATSOEVER, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES AND/OR REPRESENTATIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PHYSICAL CONDITION, QUANTITY OR VALUE.

           IN WITNESS WHEREOF, Secured Party has executed and delivered this Bill of Sale on the date first above written.

                                                THE CIT GROUP/COMMERCIAL
                                                SERVICES, INC.

                                                /s/
                                                --------------------------
                                                By:
                                                Title:



      READ AND AGREED:

      DONNKENNY APPAREL, INC.

      /s/Daniel H. Levy
      ------------------------
      By: Daniel H. Levy
      Title:CHARIMAN OF THE BOARD
            CHIEF EXECUTIVE OFFICER

                                    EXHIBIT A
                                       TO
                                  Bill of Sale
                                     between
                     THE CIT GROUP/COMMERCIAL SERVICES, INC.
                                       and
                             DONNKENNY APPAREL, INC.

           The Assets being sold hereunder consist of the following property presently owned by Ann Travis, Inc. (a) all inventory; (b) all general intangibles, including, but not limited to, all open purchase orders, all transferable license agreements (including , to the extent transferable, the license agreement with Delta Burke, but excluding the license agreement with Eileen West) and the tradenames "Decade Designs" and "A.Q. Collection"; and
  (c) the books and records relating to the foregoing.

           This sale excludes all other property whatsoever of whatsoever kind and nature owned by Ann Travis, Inc., including, but not limited to all accounts and the goods represented thereby including but not limited to all returns from customers of Ann Travis, Inc.

                                    EXHIBIT B
                                       To
                                  Bill of Sale
                                     between

                     THE CIT GROUP/COMMERCIAL SERVICES, INC.
                                       and
                             DONNKENNY APPAREL, INC.



          Letter of

          Credit No.             Amount             Expiration          Issuer        Beneficiary
          ----------             ------             ----------          ------        ----------
          A-202293               $453,047           8/2/00              Chase         Cotton Land
          A-299835               $26,864            7/7/00              Chase         Jiangsu Silk I/E
                                                                                      Group Corp.